FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 19, 2004

Flag Financial Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-24532	58-209417

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ientification No.)

3475 Piedmont Road, Suite 550, Atlanta, Georgia	30305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 760-7700

(Former name or former address, if changed since last report)

Item 5.          Other Events and Required FD Disclosure

On March 19, 2004, Flag Financial Corporation consummated the sale of its Thomaston, Georgia, branch office to Colony Bankcorp, Inc. A copy of the related press release is furnished as Exhibit 99.1 to this report.

Item 7.            Exhibits

          (c)          Exhibits

    No.   Description
    99.1        Press Release dated March 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2004	FLAG FINANCIAL CORPORATION

By:	/s/ J. Daniel Speight

J. Daniel Speight
Vice Chairman, Chief Financial Officer and Secretary

EXHIBIT INDEX

No.	Description
99.1	Press Release dated March 23, 2004.